UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2021

Boot Barn Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36711	90-0776290
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15345 Barranca Parkway, Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

(949) 453-4400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐   Emerging growth company

☐   If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	BOOT	New York Stock Exchange

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On April 13, 2021, the Board increased the size of the Board from eight to nine, and appointed Chris Bruzzo to fill the vacancy created by such increase.  Mr. Bruzzo currently serves as the Executive Vice President, Marketing, Commercial and Positive Play of Electronic Arts. Mr. Bruzzo has more than 15 years of experience working for global consumer brands, with extensive knowledge around marketing, brand management, digital strategy and communications. Amongst other roles, he previously served as the Senior Vice President, Channel Brand Management for Starbucks Corporation, Vice President, Marketing and Public Relations for Amazon.com Inc., and Assistant Vice President, Communications for Regence Blue Shield. Mr. Bruzzo currently serves on the Board of Directors of Clif Bar & Company. Mr. Bruzzo is also the executive sponsor and advocate for Somos EA, Electronic Arts’ Latinx employee resource group, and is a member of the Latino Corporate Directors Association.

Mr. Bruzzo will receive the same compensation that is provided from time to time to Company directors who are not employees. In connection with his appointment to the Board, the Company and Mr. Bruzzo, entered into a customary indemnification agreement in the same form provided to other directors of the Company. The Board has not determined as of the date of this report the Board committees, if any, on which Mr. Bruzzo will serve.

A press release announcing the changes to the Board is filed as an exhibit to this Current Report and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1	Press Release dated April 16, 2021.
Exhibit 104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOT BARN HOLDINGS, INC.
Date: April 16, 2021	By:	/s/ Gregory V. Hackman
Name: Gregory V. Hackman
Title: Executive Vice President, Chief Operating Officer and Chief Financial Officer